UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23688

PUERTO RICO RESIDENTS TAX-FREE FUND, INC.

(Exact name of Registrant as specified in charter)

270 Muñoz Rivera Avenue, Suite 1110

San Juan, PR 00918

(Address of principal executive offices)

(Zip code)

Liana Loyola, Esq.

270 Muñoz Rivera Avenue, Suite 1110

San Juan, PR 00918

(Name and Address of Agent for Service)

Copy to:

Jesse C. Kean, Esq.

Sidley Austin LLP

787 Seventh Avenue

New York, NY 10019

Omar B. Santiago, Esq.
209 Muñoz Rivera Avenue
Ninth Floor
San Juan, PR 00918

Owen T. Meacham, Esq.

UBS Asset Management – Legal Department

One North Wacker Drive

Chicago, IL 60606

Registrant’s telephone number, including area code: (787) 764-1788

Date of fiscal year end:	August 31

Date of reporting period:	September 1, 2023 – February 29, 2024

Item 1. Report of Shareholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

Puerto Rico Residents Tax-Free Fund, Inc.

2024

Semi-Annual Report

TABLE OF CONTENTS

Portfolio Update	1
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	15
Notes to Financial Statements	17
Other Information	31
Privacy Policy	33

Puerto Rico Residents Tax-Free Fund, Inc.	Portfolio Update
February 29, 2024 (Unaudited)

LETTER TO SHAREHOLDERS

March 31, 2024

Dear Shareholder:

The Puerto Rico Residents Tax-Free Fund, Inc. (the “Fund”) is pleased to present its Letter to Shareholders for the six-month period ending on February 29, 2024.

During the reporting period, economic activity expanded at a solid pace while job gains remained strong. From August 31, 2023, to February 29, 2024, the unemployment rate rose slightly from 3.8% to 3.9%. Inflation eased during the period as the Federal Open Market Committee (the “FOMC”) kept rates at a high level, however, it remained elevated above the Fed’s 2% targeted level. Consumer price inflation, as measured by the 12-month percentage change in the price index for personal consumption expenditures, decreased from 3.3% as of August 31, 2023, to 2.5% as of February 29, 2024.

In support of returning inflation to 2% over time, the FOMC decided to hold the target range for the federal funds rate at 5.25%-5.50% from August 2023 to February 2024. At its December 2023 meeting the FOMC updated its economic projections which reflected a decrease in the federal funds rate from a median of 5.4% at the end of 2023 to 4.6% in 2024. The change in projections of the federal funds rate was driven by lower expectations in personal consumption expenditures (“PCE”), inflation, and real gross domestic product (GDP) combined with an increase in the unemployment rate. Nonetheless, in a statement released after its January 2024 meeting the FOMC asserted that it believes the risks to achieving its employment and inflation goals are moving into better balance. The FOMC will carefully assess incoming data, the evolving economic outlook, and the balance of risks before considering any adjustments to the target range for the federal funds rate. The FOMC expects to maintain the current target range until it has greater confidence that inflation is moving sustainably toward 2%. In addition, it will continue reducing its holdings of U.S. Treasury securities, agency debt, and agency mortgage- backed securities.

As of February 29, 2024, pricing in the Fed funds futures market anticipated that the effective federal funds rate would decrease by approximately 85 basis points by the end of 2024. The U.S. Treasury yield curve flattened slightly but remained inverted as the 2-year U.S. Treasury note yield decreased by 0.25% from 4.87% to 4.62% during the period from August 31, 2023, through February 29, 2024, while the 10- year U.S. Treasury Note yield increased by 0.14%, from 4.11% to 4.25% for the same period.

With a higher-than-average level of inflation, an indicated finish to the FOMC tightening of the monetary policy cycle, and the potential for shocks from geopolitical conflicts abroad, the economic outlook remains highly uncertain. Current market conditions present a challenging environment for the management of the Fund. Notwithstanding, Popular Asset Management LLC and UBS Asset Managers of Puerto Rico (the Fund’s co-investment advisers) remain committed to seeking investment opportunities within the Fund’s allowed parameters and providing professional asset management services to the Fund for the benefit of its shareholders.

Sincerely,

/s/ Enrique Vila del Corral

Enrique Vila del Corral, CPA

Chairman of the Board

Semi-Annual Report | February 29, 2024	1

Puerto Rico Residents Tax-Free Fund, Inc.	Portfolio Update
February 29, 2024 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a non-diversified, closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 21, 2021. Prior thereto, the Fund was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the Securities Act of 1933, as amended (the “1933 Act”) absent an available exception. The Fund has suspended its current offerings of securities pending its registration under the 1933 Act.

FUND PERFORMANCE

The following table portrays performance for the period from September 1, 2023, to February 29, 2024:

Six-Month Period
Based on market price	1.30%
Based on NAV	6.19%

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

The following table provides summary data on the Fund’s dividends, net asset value (“NAV”) and market prices as of February 29, 2024:

Dividend yield based on market at six-month period	2.21%
Dividend yield based on NAV	0.76%
NAV as of February 29, 2024	$3.30
Market Price as of February 29, 2024	$1.13
Premium (discount) to NAV	(65.8%)

The Fund seeks to pay monthly dividends out of its net investment income. To allow the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the year. All monthly dividends paid by the Fund during the reporting period were paid from net investment income from the current year. The basis of the distributions is the Fund's net investment income for tax purposes. See Note 10 to the Financial Statements for a reconciliation of book and taxable income.

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Puerto Rico Residents Tax-Free Fund, Inc.	Portfolio Update
February 29, 2024 (Unaudited)

Figure 1 below reflects the breakdown of the Fund’s investment portfolio as of February 29, 2024. For details of the security categories below, please refer to the enclosed Schedule of Investments.

Figure 1. Asset allocation as of February 29, 2024

As of February 29, 2024, the largest Puerto Rico municipal bond holding in the portfolio remained the restructured Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds received in an exchange in February 2019 pursuant to a plan of adjustment approved by the U.S. District Court for the District of Puerto Rico under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”). The restructured COFINA bond positions represent 57.4% of the Fund’s total investment portfolio and are secured by 53.65% of the pledged sales and use tax base amount through 2058 (which amounts to $420 million for fiscal year 2019 and an increase by 4% each year thereafter, capping out at $992.5 million in fiscal year 2041). In general, COFINA bond prices increased, as represented by the P.R. COFINA 5% 07/01/58 bond, which increased by $3.71, from $96.79 as of August 31, 2023, to $100.50 as of February 29, 2024, as per IDC valuation. For fiscal year 2023-2024 the COFINA required transfers related to the debt service are $511.2 million. Collections for fiscal year 2023-2024 started on July 1, 2023. As of October 2023, 100% of the COFINA required transfers related to the debt service reserve for fiscal year end June 30, 2024, had already been collected and transferred to the COFINA trustee.

U.S. holdings in the Fund’s investment portfolio, representing 39.1% of the total investment portfolio, consist primarily of U.S. government agency debentures and U.S. municipal bonds. During the first quarter of 2024, the U.S. municipal bond sector continued to exhibit resilience. Factors such as lower PCE expectations, a persistently strong labor market, and the easing of monetary tightening expectations have contributed to this performance. Notably, U.S. municipal bond prices have risen over the first two months of 2024, reflecting increased demand for tax-exempt securities and a favorable economic environment for local governments.

The Fund owns a position in mortgage-backed securities (“MBS”) representing 3.5% of the total investment portfolio, which consists of pools of Puerto Rico mortgages issued and guaranteed by U. S. agencies. The balance of the pools decreased during the period from the repayment of the underlying mortgages.

Semi-Annual Report | February 29, 2024	3

Puerto Rico Residents Tax-Free Fund, Inc.	Portfolio Update
February 29, 2024 (Unaudited)

The Fund’s NAV increased $0.18 during the reporting period, from $3.12 at the beginning of the period to $3.30 at the end. The Fund’s indicated market price per share reflected a discount to NAV of 65.8% as of February 29, 2024, increasing from the 64.1% discount to NAV as of August 31, 2023.

FUND HOLDINGS SUMMARY

The following tables show the Fund’s portfolio allocation using various metrics as of the end of the six-month reporting period. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)
Sales and Use Tax (PR)	57.4%
U.S. Agencies	26.5%
U.S. Municipal Bonds	12.6%
Mortgage-Backed Securities	3.0%
P.R. Tax Exempt Notes	0.5%
Total	100.0%

Geographic Allocation (% of Total Portfolio)
Puerto Rico	60.9%
U.S.	39.1%
Total	100.0%

The following table shows the Fund’s security portfolio ratings as of February 29, 2024. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (Fitch), Moody's Investors Service (Moody's), and S&P Global Ratings (S&P). Ratings are subject to change.

Rating	% of Total Portfolio
AAA	30%
AA	4.1%
A	3.4%
BBB	5.1%
Below BBB	0.0%
Not Rated	57.4%
Total	100.0%

The “Not-Rated” category is comprised of restructured COFINA bonds issued in 2019. The restructured COFINA bonds were issued without a rating from any of the rating agencies pending a determination of the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of February 29, 2024, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her financial advisers. The views expressed herein are those of the portfolio manager as of the date of this report. The Fund disclaims any obligation to update publicly the views expressed herein.

This letter is intended to assist shareholders in understanding how the Fund performed during the sixmonth period ended February 29, 2024. The views and opinions in the letter were current as of March 31, 2024. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors, and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

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Puerto Rico Residents Tax-Free Fund, Inc.	Portfolio Update
February 29, 2024 (Unaudited)

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As its fundamental policy, the Fund may only issue senior securities, as defined in the 1940 Act (“Senior Securities”), representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. These asset coverage requirements must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of common stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of common stock) as well as any time the Fund repurchases any shares of common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 200% level. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 200% level. In such instances, the Fund will redeem Senior Securities, as needed, to maintain such asset coverage.

Subject to the above percentage limitations, the Fund may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund's net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund's net income will be less than it would be without leverage.

To obtain leverage, the Fund enters into collateralized reverse repurchase agreements with major institutions in the U.S. and/or issues Tax Exempt Secured Obligations ("TSOs") in the local market. Both are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days at a variable borrowing rate based on short-term rates. The TSO program was suspended in May 2021 pending registration under the 1933 Act.

Semi-Annual Report | February 29, 2024	5

Puerto Rico Residents Tax-Free Fund, Inc.	Portfolio Update
February 29, 2024 (Unaudited)

As of February 29, 2024, the Fund had the following leverage outstanding:

Reverse Repurchase Agreements	$6,288,699
Leverage Ratio[1]	19.5%

Please refer to the Schedule of Investments for details of the securities pledged as collateral and to Note 6 to the Financial Statements for further details on outstanding leverage during the year.

[1]	Asset Leverage ratio: The sum of (i) the aggregate principal amount of outstanding TSOs plus (ii) the aggregate principal amount of other borrowings by the Fund, including borrowings resulting from the issuance of any other series and other forms of leverage, and from the compliance date of Rule 18f-4 going forward, including borrowings in the form of reverse repurchase agreements, divided by the fair market value of the assets of the Fund on any given day.

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Puerto Rico Residents Tax-Free Fund, Inc.	Schedule of Investments
February 29, 2024 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value
Government Bonds (32.25%)
US Government and Agency Obligations (9.26%)
$2,475,000	Federal Home Loan Bank	5.200%	09/28/37	$2,418,921

US Government Sponsored Entities (22.99%)
1,000,000	Federal Farm Credit Banks Funding Corp.(a)	2.090%	06/18/40	648,751
1,035,000	Federal Farm Credit Banks Funding Corp.(a)	3.050%	07/19/32	931,603
775,000	Federal Home Loan Bank(a)	5.500%	07/15/36	848,746
1,100,000	Federal Farm Credit Banks Funding Corp.(a)	5.700%	10/25/27	1,146,813
1,300,000	Federal Home Loan Bank	6.500%	09/13/38	1,299,784
1,000,000	Fannie Mae Note(a)	6.625%	11/15/30	1,128,621
				6,004,318

Total Government Bonds
(Cost $8,950,731)				8,423,239

Municipal Bonds (15.39%)
California (4.97%)
1,070,000	State of California, General Obligation Unlimited Bonds(b)	7.625%	03/01/40	1,297,470

Illinois (10.42%)
1,100,000	State of Illinois, General Obligation Unlimited Bonds, 2012 Series B(b)	5.250%	01/01/25	1,098,709
1,825,000	State of Illinois, General Obligation Unlimited Bonds, 2012 Series B(b)	5.432%	01/01/42	1,623,535
				2,722,244
Total Municipal Bonds
(Cost $4,043,400)				4,019,714

Mortgage-Backed Securities (3.68%)
Puerto Rico GNMA Bonds(c) (0.40%)
100,000	GNMA Serial Pool 556254	6.500%	08/15/31	102,442
2,214	GNMA Pool 548495	7.000%	05/15/31	2,210
				104,652

Puerto Rico Freddie Mac Bonds(d) (0.30%)
31,648	FGLMC Pool A48515	6.000%	04/01/36	32,053
21,662	FGLMC Pool D78523	7.000%	02/01/27	22,267
22,935	FGLMC Pool C18249	7.000%	11/01/28	23,576
				77,896

See Notes to Financial Statements.
Semi-Annual Report | February 29, 2024	7

Puerto Rico Residents Tax-Free Fund, Inc.	Schedule of Investments
February 29, 2024 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value
Puerto Rico Fannie Mae Bonds(e) (2.98%)
$24,116	FNMA Pool 849999	5.000%	01/01/36	$23,929
471,273	FNMA Pool 909152	5.500%	02/01/38	478,513
167,304	FNMA Pool 909175	5.500%	04/01/38	169,874
10,471	FNMA Pool 589033	6.500%	08/01/31	10,762
16,494	FNMA Pool 627603	6.500%	11/01/31	17,071
23,640	FNMA Pool 626656	6.500%	03/01/32	24,451
27,414	FNMA Pool 523140	7.500%	04/01/30	27,620
1,137	FNMA Pool 536049	7.500%	10/01/30	1,130
25,606	FNMA Pool 523139	8.000%	04/01/30	26,247
				779,597
Total Mortgage-Backed Securities
(Cost $941,745)				962,145

Puerto Rico Government Instrumentalities (69.88%)
568,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)(f)	4.500%	07/01/34	570,254
288,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)(f)	4.550%	07/01/40	289,513
2,120,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)(f)	4.750%	07/01/53	2,115,912
6,469,300	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)(f)	5.000%	07/01/58	6,501,634
6,079,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(b)(f)(g)	0.000%	07/01/46	1,971,519
5,890,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(b)(f)(g)	0.000%	07/01/51	1,415,570
2,933,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(b)(f)	4.329%	07/01/40	2,912,259
87,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(b)(f)	4.536%	07/01/53	84,061

See Notes to Financial Statements.
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Puerto Rico Residents Tax-Free Fund, Inc.	Schedule of Investments
February 29, 2024 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value
Puerto Rico Government Instrumentalities (69.88%) (continued)
$2,405,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(b)(f)	4.784%	07/01/58	$2,392,980
				18,253,702

Total Puerto Rico Government Instrumentalities
(Cost $17,819,116)				18,253,702

Puerto Rico Tax Exempt Notes (0.58%)
10,121	Community Endowment, Inc - collaterized by FN536042	8.000%	09/01/30	10,518
19,476	Community Endowment, Inc. - collateralized by FN536020	8.500%	05/01/30	20,072
41,427	Community Endowment, Inc. - collateralized by GN445569	7.000%	09/15/27	41,889
35,369	Community Endowment, Inc. - collateralized by GN445570	7.000%	09/15/27	35,329
43,006	Community Endowment, Inc. - collateralized by GN470920	7.000%	04/15/28	43,216
				151,024
Total Puerto Rico Tax Exempt Notes
(Cost $149,523)				151,024

Total Investments (121.78%)
(Cost $31,904,515)				$31,809,824

Liabilities in Excess of Other Assets (-21.78%)				(5,689,733)
NET ASSETS (100.00%)				$26,120,091

(a)	A portion or all of the security has been pledged as collateral for reverse repurchase agreements.
(b)	Security may be called before its maturity date.
(c)	Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(d)	Puerto Rico Freddie Mac - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(e)	Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(f)	Revenue Bonds - issued by agencies and payable from revenues and other sources of income of the agency as specified in the applicable prospectus. These obligations are not an obligation of the Commonwealth of Puerto Rico.
(g)	Issued with a zero coupon. Income is recognized through the accretion of discount.

See Notes to Financial Statements.
Semi-Annual Report | February 29, 2024	9

Puerto Rico Residents Tax-Free Fund, Inc.	Schedule of Investments
February 29, 2024 (Unaudited)

Reverse Repurchase Agreements

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
Goldman Sachs	5.72%	02/20/2024	03/14/2024	$1,727,000
JP Morgan Chase & Co.	5.52%	02/08/2024	03/07/2024	2,804,000
JP Morgan Chase & Co.	5.52%	02/16/2024	03/07/2024	1,312,000
South Street Securities	5.98%	02/16/2024	03/21/2024	445,699
				$6,288,699

All agreements can be terminated by either party on demand at value plus accrued interest.

See Notes to Financial Statements.
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Puerto Rico Residents Tax-Free Fund, Inc.	Statement of Assets and Liabilities
February 29, 2024 (Unaudited)

ASSETS:
Investments in securities:
Securities pledged as collateral under reverse repurchase agreements, at fair value (cost $6,974,148)	$6,669,622
Other securities, at fair value (cost $24,930,367)	25,140,202
$31,809,824
Cash and cash equivalents	173,204
Interest receivable	337,942
Prepaid and other assets	215,456
Total Assets	32,536,426

LIABILITIES:
Reverse repurchase agreements (cost $6,288,699)	6,288,699
Interest payable	14,955
Dividends payable	16,470
Payable to Adviser	6,373
Payable to fund accounting and administration	17,445
Payable to Transfer agency	6,193
Payable for Compliance fees	3,220
Payable for Audit fees	56,233
Other payables	6,747
Total Liabilities	6,416,335
Net Assets	$26,120,091

NET ASSETS CONSIST OF:
Paid-in capital $0.01 par value, – 98,000,000 shares authorized 7,918,182 issued and outstanding	$101,868,317
Accumulated deficit	(75,748,226)
Net Assets	$26,120,091

PRICING OF SHARES:
Net Assets	$26,120,091
Shares of common stock outstanding (98,000,000 of shares authorized, at $0.01 par value per share)	7,918,182
Net asset value per share	$3.30

See Notes to Financial Statements.
Semi-Annual Report | February 29, 2024	11

Puerto Rico Residents Tax-Free Fund, Inc.	Statement of Operations
For the six months ended February 29, 2024 (Unaudited)

INVESTMENT INCOME:
Interest	$784,280
Other Income	39,429
Total Investment Income	823,709

EXPENSES:
Investment Advisers fee	154,612
Accounting and Administration fees	32,231
Compliance expense	4,255
Transfer agent expenses	6,224
Interest expense	178,453
Audit expenses	40,545
Legal expenses	97,061
Custodian fees	4,357
Director expenses	15,107
Printing expenses	6,756
Insurance fee	27,250
Other expenses	8,836
Total expenses before waiver	575,687
Less fees waived by Investment Advisers	(115,959)
Total Expenses	459,728
Net Investment Income	363,981

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on:
Net realized gain	–
Net change in unrealized appreciation on:
Investments	1,170,194
Net change in unrealized appreciation	1,170,194
Net Realized and Unrealized Gain on Investments	1,170,194
Net Increase in Net Assets Resulting from Operations	$1,534,175

See Notes to Financial Statements.
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Puerto Rico Residents Tax-Free Fund, Inc.	Statements of Changes in Net Assets

	For the Six Months Ended February 29, 2024 (Unaudited)	For the Year Ended August 31, 2023
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$363,981	$342,597
Net realized loss on investments		(1,974)
Net change in unrealized appreciation/(depreciation)	1,170,194	(946,637)
Net increase/(decrease) in net assets resulting from operations	1,534,175	(606,014)

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends	(98,958)	(197,820)
Net decrease in net assets from dividends	(98,958)	(197,820)

CAPITAL SHARE TRANSACTIONS:
Reinvestment of dividends	2,049	4,897
Net increase in net assets from capital share transactions	2,049	4,897

Net Increase/(Decrease) in Net Assets	1,437,266	(798,937)

NET ASSETS:
Beginning of period	24,682,825	25,481,762
End of period	$26,120,091	$24,682,825

See Notes to Financial Statements.
Semi-Annual Report | February 29, 2024	13

Puerto Rico Residents Tax-Free Fund, Inc.	Statement of Cash Flows
For the six months ended February 29, 2024 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$1,534,175
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchases of investment securities	(1,300,000)
Proceeds from disposition of investment securities	47,581
Amortization of premium and accretion of discount on investments, net	(65,380)
Net realized gain on:
Net change in unrealized appreciation on:
Investments	(1,170,194)
(Increase)/Decrease in assets:
Interest receivable	(35,262)
Prepaid and other assets	(191,166)
Increase/(Decrease) in liabilities:
Payable for interest expense	1,225
Payable to Adviser	(883)
Payable to fund accounting and administration fees	7,059
Payable to Transfer agency	1,224
Payable to Directors	(6,175)
Payable for Compliance fees	1,469
Payable for Custodian fees	(632)
Payable for Audit fees	(19,819)
Other payables	(35,392)
Net cash used in operating activities	$(1,232,170)

CASH FLOWS FROM FINANCING ACTIVITIES:
Securities purchased under reverse repurchase agreements	$(126,459,000)
Securities sold under reverse repurchase agreements	127,921,699
Cash distributions paid to common shareholders - net of distributions reinvested	(96,907)
Net cash provided by financing activities	$1,365,792

Net increase in cash and cash equivalents	$133,622
Cash and cash equivalents, beginning of period	$39,582
Cash and cash equivalents, end of period	$173,204
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense on reverse repurchase agreements	$177,228
NON-CASH ACTIVITIES:
Reinvestment of dividends	$2,049

See Notes to Financial Statements.
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Puerto Rico Residents Tax-Free Fund, Inc.	Financial Highlights
For a share outstanding during the periods presented

	For the Six Months Ended February 29, 2024 (Unaudited)		For the Year Ended August 31, 2023	For the Year Ended August 31, 2022
Net asset value - beginning of period	$3.12		$3.22	$3.91
Income/(loss) from investment operations:
Net investment income(a)	0.05		0.04	0.10
Net realized and unrealized gain/(loss)	0.14		(0.12)	(0.68)
Total income/(loss) from investment operations	0.19		(0.08)	(0.58)
Less distributions:
Dividends from net investment income	(0.01)		(0.02)	(0.11)
Total distributions	(0.01)		(0.02)	(0.11)
Net increase/(decrease) in net asset value	0.18		(0.10)	(0.69)
Net asset value - end of period	$3.30		$3.12	$3.22
Market value per share - end of period(b)	$1.13		$1.12	$1.33
Total Return - Net Asset Value(c)	6.19	%(d)	(2.31%)	(15.03%)
Total Return - Market Price(e)	1.30	%(d)	(15.10%)	(45.76%)
Supplemental Data:
Net assets, end of period (in thousands)	$26,120		$24,683	$25,482
Ratios to Average Net Assets(f)
Ratio of gross expenses to average net assets(g)	4.68	%(h)	5.63%	2.88%
Ratio of net expenses to average net assets(g)(i)	3.73	%(h)	4.72%	2.03%
Ratio of gross operating expenses to average net assets(j)	3.23	%(h)	4.66%	2.80%
Interest and leverage related expenses to average net assets	1.45	%(h)	0.97%	0.08%
Ratio of net investment income to average net assets(i)	2.96	%(h)	1.40%	2.86%
Portfolio turnover rate	0	%(d)	3%	0%

See Notes to Financial Statements.
Semi-Annual Report | February 29, 2024	15

Puerto Rico Residents Tax-Free Fund, Inc.	Financial Highlights
For a share outstanding during the periods presented

(a)	Based on weekly average outstanding common shares of $7,917,877 for the period ended February 29, 2024, and 7,916,865 for the year ended August 31, 2023, and 7,912,812 for the year ended August 31, 2022.
(b)	End of period/year market values are provided by UBS Financial Services Inc., a dealer of the Fund's shares and an affiliated party. The market values shown may reflect limited trading in shares of the Fund in an over-the-counter market.
(c)	Dividends are assumed to be reinvested at the per share net asset value as defined in the dividend reinvestment plan.
(d)	Not annualized.
(e)	The return is calculated based on market values provided by UBS Financial Services Inc., a dealer of the Fund's shares and an affiliated party.
(f)	Based on average net assets attributable to common shares of $24,761,368 for the period ended February 29, 2024, and $24,383,463 for the year ended August 31, 2023, and $28,454,310 for the year ended August 31, 2022.
(g)	Expenses include both operating and interest and leverage related expenses.
(h)	Annualized.
(i)	The effect of the expenses waived for the period ended February 29, 2024, August 31, 2023, and August 31, 2022, was to decrease the expense ratio, thus increasing the net investment income ratio to average net assets applicable to common shareholders by 0.95%, 0.91%, and 0.84% respectively.
(j)	Operating expenses represent total expenses excluding interest and leverage related expenses.

See Notes to Financial Statements.
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Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements
February 29, 2024 (Unaudited)

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Puerto Rico Residents Tax-Free Fund, Inc. (the "Fund") is a non-diversified closed-end management investment company. The Fund is a corporation organized under the laws of the Commonwealth of Puerto Rico (the "Commonwealth" or "Puerto Rico") and is registered as an investment company under the 1940 Act. The Fund was incorporated on August 26, 1994, and commenced operations on January 12, 1995.

The Fund’s investment objective is to achieve a high level of current income that, for Puerto Rico residents, is exempt from federal and Puerto Rico income taxes, consistent with the preservation of capital. There is no assurance that the Fund will achieve its investment objective.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Subsequent to its registration under the 1940 Act, the Fund must now register its future offering of securities under the 1933 Act, absent an available exception. The Fund has suspended its current offering of securities pending its registration under the 1933 Act.

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)	Cash and Cash Equivalents – Cash and cash equivalents consist of demand deposits and funds invested in short-term investments with original maturities of 90 days or less. Cash and cash equivalents are valued at amortized cost, which approximates fair value. At February 29, 2024, cash and cash equivalents consisted of a time deposit open account amounting to $173,204 with JPMorgan Chase Bank, N.A.

(b)	Valuation of Investments – Investments included in the Fund’s financial statements have been stated at fair value as determined by the Fund, with the assistance of Popular Asset Management LLC, a subsidiary of Popular, Inc., and UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (each an "Investment Adviser" and collectively the “Investment Advisers”) (refer to Note 3 for details on the investment advisory agreements), on the basis of valuations provided by dealers or by pricing services which are approved by Fund management and the Fund’s Board of Directors (the "Board") in accordance with the valuation methods set forth in the governing documents and related policies and procedures. See Note 2 for further discussions regarding fair value disclosures.

Semi-Annual Report | February 29, 2024	17

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements
February 29, 2024 (Unaudited)

(c)	Taxation – The Fund has elected to be treated as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended, and the regulations and administrative pronouncements promulgated thereunder. As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to the provisions of section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level. The Fund has never been subject to taxation.

In addition, the fixed income and equity investments of the Fund are exempt from Puerto Rico personal property taxes. The Fund does not intend to qualify as a Regulated Investment Company ("RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and consequently an investor that is not (i) an individual who has his or her principal residence in Puerto Rico, or (ii) a person, other than an individual, that has its principal office and principal place of business in Puerto Rico will not receive the tax benefits of an investment in typical U.S. mutual funds (such as RIC tax treatment, i.e., availability of pass-through tax status for non- Puerto Rico residents) and may have adverse tax consequences for U.S. federal income tax purposes. The Fund is exempt from United States income taxes, except for dividends received from United States sources, which are subject to a 10% United States withholding tax if certain requirements are met. In the opinion of the Fund's legal counsel, the Fund is not required to file a U.S. federal income tax return.

Accounting Standards Codification Topic 740, Income Taxes (ASC 740) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more likely than not” threshold are recorded as a tax expense in the current year. Management has analyzed the Fund's tax positions taken on its Puerto Rico income tax returns for all open tax years (the current and prior three tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund's tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the six-month period ended February 29, 2024, the Fund did not incur any interest or penalties.

(d)	Statement of Cash Flows – The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of common shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

(e)	Dividends and Distributions to Shareholders – Dividends from substantially all of the Fund’s net investment income are declared and paid monthly. The Fund may at times pay out more or less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit the Fund a more stable level of distribution. The Fund records dividends to its shareholders on the ex-dividend date. The Fund does not expect to make distributions of net realized capital gains, although the Fund’s Board reserves the right to do so in its sole discretion.

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Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements
February 29, 2024 (Unaudited)

(f)	Reverse Repurchase Agreements – Under these agreements, the Fund sells portfolio securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed upon date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral, nevertheless, the Fund retains ownership of the collateral through the agreement that requires the repurchase and return of such collateral. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction and the securities pledged as collateral remain recorded as assets of the Fund. The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard SIFMA Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under reverse repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its reverse repurchase facilities may be limited, and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so (See Note 6).

(g)	Short- and Medium-term Notes – The Fund has a short- and medium-term notes payable program as a funding vehicle to increase the amount available for investment. The short- and medium-term notes are issued from time to time in denominations of at least $1,000 and maturing in periods of up to 270 days and over 270 days, respectively. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by JPMorgan Chase Bank, N.A. (the Custodian), as collateral agent, for the benefit of the holders of the notes. Selling fees related to the issuance of medium-term notes are amortized throughout the term of the note or until its first call date. There were no short-term or medium-term notes outstanding for the six months ended February 29, 2024.

(h)	Paydowns – Realized gains and losses on mortgage-backed securities paydowns are recorded as an adjustment to interest income as required by GAAP. For purposes of dividend distributions, net investment income excludes the effect of mortgage-backed securities paydowns gains and losses. For the six months ended February 29, 2024, the Fund increased interest income in the amount of $182 related to net realized gain on mortgage-backed securities paydowns (See Note 10).

Semi-Annual Report | February 29, 2024	19

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements
February 29, 2024 (Unaudited)

(i)	Restructuring Expenses – Legal expenses incurred by the Fund related to Puerto Rico bond restructurings have been accounted for as a realized loss.

(j)	Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined based on the identified cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest income on preferred equity securities is accrued daily except when collection is not expected. Dividend income on preferred equity securities is recorded on the ex-dividend date.

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation on these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2 –	Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 –	Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

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Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements
February 29, 2024 (Unaudited)

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized on a sale. The Fund monitors the portfolio securities to ensure they are in the correct hierarchy level.

The Board has delegated to the Valuation Committee, comprised of voting members of the Investment Advisers, certain procedures and functions related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Valuation Committee is generally responsible for determining the fair value of the following types of portfolio securities:

•	Portfolio instruments for which no price or value is available at the time the Fund’s NAV is calculated on a particular day;
•	Portfolio instruments for which the prices or values available do not, in the judgment of the Investment Advisers, represent the fair value of the portfolio instruments;
•	A price of a portfolio instrument that has not changed for four consecutive weekly pricing periods, except for Puerto Rico taxable securities and U.S. portfolio instruments;
•	Puerto Rico taxable securities and the U.S. portfolio instruments whose value has not changed from the previous weekly pricing period.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage and other assets-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS and GNMA Puerto Rico Serials are classified as Level 2.

Obligations of Puerto Rico and political subdivisions: Obligations of Puerto Rico and political subdivisions are segregated, and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves including but not limited to Treasury benchmarks, LIBOR and swap curves and discount and capital rates. These bonds are classified as Level 2.

Puerto Rico Tax Exempt Notes: Prices for these securities are obtained from broker quotes. These securities trade in over-the-counter markets. Quoted prices are based on recent trading activity for similar instruments and do not trade in highly liquid markets. Community endowments are generally classified as Level 2 and the pricing is based on their collateral.

Semi-Annual Report | February 29, 2024	21

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements
February 29, 2024 (Unaudited)

Obligations of U.S. government sponsored entities and state and municipal obligations: The fair value of obligations of U.S. government sponsored entities and state and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency structured notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Government Bonds	$–	$8,423,239	$–	$8,423,239
Municipal Bonds	–	22,424,441	–	22,424,441
Mortgage-Backed Securities	–	962,144	–	962,144
Total	$–	$31,809,824	$–	$31,809,824

*	Refer to the Schedule of Investments for a listing of securities by type.

There were no purchases, sales, or transfers into or out of Level 3 securities during the six-months ended February 29, 2024.

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of fiscal period-end there were no temporary cash investments.

NOTE 3. INVESTMENT ADVISORY, ADMINISTRATIVE, CUSTODY, AND TRANSFER AGENCY ARRANGEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to separate Investment Advisory Agreements with each of the Investment Advisers, the Fund receives advisory services in exchange for a fee. The investment advisory fee is calculated at an annual rate of 1.00% of the Fund’s average weekly net assets, including the liquidation value of all outstanding debt securities of the Fund, as defined in the Investment Advisory Agreements. For the year ended August 31, 2023, the gross investment advisory fees amounted to $154,612. Total voluntarily waived fees amounted to $115,959 for a net fee of $38,653, of which $6,373 remains payable at period end. There will be no recoupment of these voluntarily waived fees.

ALPS Fund Services, Inc., together with certain affiliated entities, has been retained to serve as the Fund’s administrator and provides various administration, fund accounting, and investor accounting services to the Fund. Banco Popular de Puerto Rico serves as transfer agent, registrar, dividend disbursing agent, and shareholder servicing agent to the Fund. For the period ended February 29, 2024, the administrative fees and transfer agency fees amounted to $6,224 and 6,193, respectively.

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Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements
February 29, 2024 (Unaudited)

JPMorgan Chase Bank, N.A. has been retained to provide custody services to the Fund. For the six months ended February 29, 2024, the custody fees amounted to $4,357.

Certain officers and directors of the Fund are also officers and directors of the Investment Advisers and/or their affiliates. The six independent directors of the Fund's Board are paid based upon an agreed fee of $1,000 per meeting. Three of the independent directors of the Fund also serve on the Fund's Audit Committee and are paid based upon an agreed fee of $1,000 per Audit Committee meeting.

For the six months ended February 29, 2024, the compensation expense for the six independent directors of the Fund was $15,107, of which none remains payable at period end.

Prior to May 21, 2021, the Fund was not registered under the 1940 Act, and therefore, was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund, Banco Popular, and UBS Financial Services Inc. (“UBS Puerto Rico”), or their affiliates (“Affiliated Transactions”). In that regard, the Board had adopted a set of Procedures for Affiliated Transactions in an effort to address potential conflicts of interest that could arise prior to registration under the 1940 Act. See Note 13 for further information on recent events.

NOTE 4. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the six months ended February 29, 2024, and the year ended August 31, 2023, were as follows:

	For the Six Months Ended February 29, 2024	For the Year Ended August 31, 2023
Common shares outstanding - beginning of period	7,917,519	7,915,934
Common shares issued as reinvestment of dividends	663	1,585
Common shares outstanding - end of period	7,918,182	7,917,519

NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased for the six months ended February 29, 2024, was $3,774,999 and proceeds from sales, maturities/calls, and paydowns of portfolio securities, excluding short-term transactions, for the six months ended February 29, 2024, were $517,417. Reverse repurchase agreements entered into for the six months ended February 29, 2024, were $6,288,699.

NOTE 6. REVERSE REPURCHASE AGREEMENTS

The Fund enters into reverse repurchase agreements that do not have third-party custodians, with the collateral delivered directly to the counterparty. Pursuant to the terms of the standard SIFMA Master Repurchase Agreement, the counterparty is free to repledge or rehypothecate the collateral, provided it is delivered to the Fund upon maturity of the reverse repurchase agreement. This arrangement allows the Fund to receive better interest rates and pricing on the reverse repurchase agreements. While the Fund cannot monitor the rehypothecation of collateral, it does monitor the market value of the collateral versus the repurchase amount, that the income from the collateral is paid to the Fund on a timely basis, and that the collateral is returned at the end of the reverse repurchase agreement.

Semi-Annual Report | February 29, 2024	23

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements
February 29, 2024 (Unaudited)

Weighted average interest rate at end of the period	5.61%
Maximum aggregate balance outstanding at any time during the period	$9,909,000
Average balance outstanding during the period	$6,306,301
Average interest rate during the period	2.83%

At February 29, 2024, interest rates on reverse repurchase agreements ranged from 5.52% to 5.98% with maturities up to September 12, 2023. Some of the outstanding agreements to repurchase as of February 29, 2024, may be called by the counterparty before their maturity date.

At February 29, 2024, the details of the reverse repurchase agreements were as follows:

Counterparty	Gross Amount of Securities Sold Under Reverse Repurchase Agreements Presented in the Statement of Assets and Liabilities	Securities Sold Under Reverse Repurchase Agreements Available for Offset	Collateral Posted(a)	Net Amount Due To Counterparty (not less than zero)
Goldman Sachs & Co.	$1,727,000	$–	$1,933,000	$–
JP Morgan Chase & Co.	2,804,000	–	2,935,000	–
JP Morgan Chase & Co.	1,312,000	–	1,378,000	–
South Street Securities	445,699	–	492,000	–
Total	$6,288,699	$–	$6,738,000	$–

(a)	Reverse repurchase agreements are collateralized by U.S. government sponsored entities. Collateral received or posted is limited to the net securities sold under reverse repurchase agreements liability amounts. See above for actual collateral received and posted.

At February 29, 2024, the total value of reverse repurchase agreements were as follows:

Counterparty	Amount	%
Unaffiliated	$6,288,699	100%
Total	$6,288,699	100%

NOTE 7. SHORT-TERM AND LONG-TERM FINANCIAL INSTRUMENTS

The fair market value of short-term financial instruments, which include $4,826,000 in reverse repurchase agreements, are substantially the same as the carrying amounts reflected in the Statement of Assets and Liabilities as these are reasonable estimates of fair value, given the relatively short period of time between origination of the instrument and their expected realization. Securities sold under agreements to repurchase are classified as Level 2 securities under the Fair Value hierarchy. There are no long-term financial debt instruments outstanding at February 29, 2024.

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Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements
February 29, 2024 (Unaudited)

NOTE 8. CONCENTRATION OF CREDIT RISK

Concentrations of credit risk (whether on or off-balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. For this purpose, management has determined to disclose any investment whose fair value is over 5% of net assets, both individually and in the aggregate. Moreover, collateralized investments have been excluded from this disclosure.

The major concentration of credit risk arises from the Fund's investment securities in relation to the location of issuers. For calculation of concentration, all fixed-income securities guaranteed by the U.S. government are excluded. At February 29, 2024, the Fund had investments with an aggregate market value of $17,090,857 which were issued by entities located in Puerto Rico and are not guaranteed by the U.S. government nor the Puerto Rico government. Also, at February 29, 2024, the Fund had investments with market values of $104,654, $83,265, and $800,831, which were each issued by one issuer located in the United States and are not guaranteed by the U.S. government.

As stated in the prospectus, the Fund will ordinarily invest at least 67% of its total assets in Puerto Rico obligations (“the 67% Investment Requirement”). Therefore, to the extent the securities are not guaranteed by the U.S. government or any of its subdivisions, the Fund is more susceptible to factors adversely affecting issuers of Puerto Rico obligations than an investment company that is not concentrated in Puerto Rico obligations to such degree.

NOTE 9. INVESTMENT AND OTHER REQUIREMENTS AND LIMITATIONS

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed statutorily or by regulation while others are by procedures established by the Board. The most significant requirements and limitations are discussed below.

The Fund invests under normal circumstances at least 67% of its total assets, including borrowings for investment purposes, in securities issued by Puerto Rico entities. A “Puerto Rico entity” or a “Puerto Rico security” is any entity or security that satisfies one or more of the following criteria: (i) securities of issuers that are organized under the laws of Puerto Rico or that maintain their principal place of business in Puerto Rico; (ii) securities that are traded principally in Puerto Rico; or (iii) securities of issuers that, during the issuer’s most recent fiscal year, derived at least 20% of their revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that have at least 20% of their assets in Puerto Rico. While the Fund intends to comply with the above 67% Investment Requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may be constrained due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico government is currently in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment criteria, provided its ability to comply with its tax-exempt policy is not affected, but the Fund will ensure that its investments in Puerto Rico securities will constitute at least 20% of its assets.

Semi-Annual Report | February 29, 2024	25

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements
February 29, 2024 (Unaudited)

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Advisers, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

The Fund may increase amounts available for investment through the issuance of preferred stock, debt securities, or other forms of leverage (“Senior Securities”). The Fund may only issue Senior Securities representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. This asset coverage requirement must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of common stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of common stock) as well as any time the Fund repurchases any shares of common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities or other forms of leverage in order to maintain asset coverage at the required 200% level. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 200% level. In such instances, the Fund will redeem the Notes as needed to maintain such asset coverage. The Fund, subject to the above percentage limitations, may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes in an amount of up to an additional 5% of its total assets.

26	(787) 764–1788 | www.ubs.com | www.popular.com

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements
February 29, 2024 (Unaudited)

NOTE 10. RECONCILIATION BETWEEN NET INVESTMENT INCOME AND DISTRIBUTABLE NET INVESTMENT INCOME FOR TAX PURPOSES AND NET REALIZED LOSS ON INVESTMENTS AND NET REALIZED LOSS ON INVESTMENTS FOR INCOME TAX PURPOSES

As a result of certain reclassifications made for financial statement presentation, the Fund’s net investment income and net realized loss on investments reflected in the financial statements differ from distributable net investment income and net realized loss on investments for tax purposes, respectively, as follows:

Net investment income	$363,981
Reclassification of realized gain (loss) on securities’ paydowns	(181)
Distributable net investment income for tax purposes	$363,800
Net realized loss on investments	$–
Reclassification of realized gain (loss) on securities’ paydowns	181
Net realized loss on investments, for tax purposes	$181

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$31,904,515
Gross appreciation	703,703
Gross depreciation	(798,394)
Net appreciation/(depreciation)	$(94,691)

For the six months ended February 29, 2024, the Fund distributed $98,598 from ordinary income. The undistributed net investment income and accumulated net realized loss on investments (for tax purposes) at February 29, 2024, were as follows:

Undistributed net investment income, beginning of the period	$309,946
Distributable net investment income for the period	363,981
Dividends	(98,598)
Undistributed net investment income, end of the period	$476,107

Accumulated net realized loss on investments, beginning of the period	$(76,228,504)
Net realized gain on investments for the period	-
Accumulated net realized loss on investments, end of the period	$(76,228,504)

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. The amounts and characteristics of tax basis distributions are estimated at the time of distribution and composition of distributable earnings/accumulated losses are finalized at fiscal year-end.

Semi-Annual Report | February 29, 2024	27

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements
February 29, 2024 (Unaudited)

NOTE 11. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

NOTE 12. RISKS AND UNCERTAINTIES

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, and pandemic or other public health threats, among others. This list is qualified by reference to the more detailed information provided in the prospectus for the securities issued by the Fund.

The Fund’s assets are invested primarily in securities of Puerto Rico issuers. As a result, the Fund has greater exposure to adverse economic, political, or regulatory changes in Puerto Rico than a more geographically diversified fund, particularly with regard to municipal bonds issued by the Commonwealth and its related instrumentalities, which are currently experiencing significant price volatility and low liquidity. Also, the Fund’s NAV and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers.

Interest rate risk is the risk that interest rates will rise so that the value of existing fixed rate securities will fall. Low long-term rates present the risk that interest rates may rise and that as a result the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock-in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk, which the Fund is also subject to. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk, which the Fund is also subject to.

Credit risk is the risk that debt securities in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The risk is greater in the case of securities rated below investment grade or rated in the lowest investment grade category.

The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost.

28	(787) 764–1788 | www.ubs.com | www.popular.com

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements
February 29, 2024 (Unaudited)

Mortgage-backed securities in which the Fund may invest have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and homeowner mobility. Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities at any time, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. Collateralized mortgage obligations (“CMOs”) exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances, reduced liquidity of the CMO class.

The Fund may also invest in illiquid securities which are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities may trade at a discount from comparable, more liquid investments. There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Advisers. It may, therefore, be particularly difficult to value those securities.

In order to attempt to hedge various portfolio positions or to enhance its return, the Fund may invest a portion of its total assets in certain instruments which are or may be considered derivatives. Because of their increased volatility and potential leveraging effect (without being subject to the Fund’s leverage limitations), derivative instruments may adversely affect the Fund. For example, investments in indexed securities, including, among other things, securities linked to an equities or commodities index and inverse floating rate securities, may subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss. Since the Fund does not hold any derivatives as of February 29, 2024, SEC Rule 18f-4 has no impact on the Fund.

Semi-Annual Report | February 29, 2024	29

Puerto Rico Residents Tax-Free Fund, Inc.	Notes to Financial Statements
February 29, 2024 (Unaudited)

NOTE 13. SUBSEQUENT EVENTS

On March 28, 2024, the Board declared an ordinary net investment income dividend of $0.00208, per common share, totaling $16,470, which was paid on April 10, 2024, to common shareholders of record as of March 28, 2024.

Popular Asset Management LLC notified the Board of its resignation as Co-Investment Advisor to the Fund effective June 17, 2024. UBS Asset Managers of Puerto Rico is currently in discussions with the Board regarding future management of the Fund.

The Fund has performed an evaluation of events occurring subsequent to February 29, 2024, through April 26, 2024, which is the date the financial statements were available to be issued. Management has determined that there were no events that occurred during this period that required disclosure in or adjustment to the accompanying financial statements other than those disclosed above.

30	(787) 764–1788 | www.ubs.com | www.popular.com

Puerto Rico Residents Tax-Free Fund, Inc.	Other Information
February 29, 2024 (Unaudited)

Shareholder Meeting

The 2024 Annual Meeting (including adjournments thereof) (the “2024 Annual Meeting”) was originally convened on January 26, 2024, and was subsequently adjourned to April 18, 2024.

As announced at the 2024 Annual Meeting, there is a dispute over whether Ocean Capital LLC (“Ocean Capital”), a shareholder of the Fund, properly submitted proxies and votes at the 2024 Annual Meeting. Therefore, whether quorum was present at the 2024 Annual Meeting remains subject to legal challenge. Furthermore, as announced at the 2024 Annual Meeting, the legal validity of the vote at the 2024 Annual Meeting remains subject to legal challenge. As of the date hereof, litigation is pending in federal court regarding the solicitation of shareholders of, among other funds, the Fund by Ocean Capital.

Subject to the foregoing, the voting results for the proposals considered at the 2024 Annual Meeting are as follows:

1.	Election of Directors. The shareholders of the Fund elected Mr. Ian McCarthy and one of either Ms. Clotilde Pérez or Mr. Jorge I. Vallejo to the Board of Directors to serve for a term expiring on the date of which the annual meeting of shareholders is held in 2026 or until their successors are elected and qualified. Because Ms. Pérez and Mr. Vallejo received an identical number of votes, the presiding officer of the meeting will cast a vote on their election prior to the certification of the vote. The Fund’s Directors whose terms did not expire at the 2024 Annual Meeting are Messrs. Enrique Vila, Gabriel Pagán, Luis Pellot, and Carlos Nido.

Messrs. Nido and Pellot’s terms of office expired in 2021. Messrs. Jose R. Izquierdo II and Brent D. Rosenthal received a plurality of the votes at the shareholder meeting for 2021 Annual Meeting. If such votes are certified, Messrs. Nido and Pellot would cease to be directors and Messrs. Izquierdo, and Rosenthal would be elected as directors. Messrs. Vila and Pagan’s terms of office expired in 2022. Ms. Mojdeh Khaghan and Mr. Ethan A. Daniel received a plurality of the votes at the shareholder meeting for the 2022 Annual Meeting. If such votes are certified, Messrs. Vila and Pagán would cease to be directors and Ms. Khaghan and Mr. Daniel would be elected as directors.

Name of Nominee	“For” Votes	“Withhold” Votes
Clotilde Perez	110,303	243,294
Jorge I. Vallejo	110,303	243,294
Ian McCarthy	3,775,885	115,118

Semi-Annual Report | February 29, 2024	31

Puerto Rico Residents Tax-Free Fund, Inc.	Other Information
February 29, 2024 (Unaudited)

2.	Shareholder proposal submitted by Ocean Capital LLC (“Ocean Capital”) - To terminate all investment advisory and management agreements between the Fund and UBS Asset Managers of Puerto Rico.

Proposal	“For” Votes	“Against” Votes	“Abstain” Votes
Shareholder Proposal	4,015,044	186,585	42,971

3.	Shareholder proposal submitted by Ocean Capital - To terminate all investment advisory and management agreements between the Fund and Popular Asset Management LLC.

Proposal	“For” Votes	“Against” Votes	“Abstain” Votes
Shareholder Proposal	3,961,983	237,146	45,471

Statement Regarding Availability of Quarterly Portfolio Schedule

Until registration under the 1933 Act becomes effective, the Fund is not required to submit Form N-PORT to the U.S. Securities and Exchange Commission (the “SEC”). After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the SEC’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-764-1788.

Statement Regarding Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Fund’s policies and procedures that are used by the Investment Advisers to vote proxies relating to the Fund’s portfolio securities and information regarding how the Investment Advisers voted proxies relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 787-764-1788 and on the SEC’s website at http://www.sec.gov.

32	(787) 764–1788 | www.ubs.com | www.popular.com

Puerto Rico Residents Tax-Free Fund, Inc.	Privacy Policy
February 29, 2024 (Unaudited)

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former, or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

•	Investor applications and other forms,
•	Written and electronic correspondence,
•	Telephone contacts,
•	Account history (including information about Fund transactions and balances in your accounts with the Distributor or our affiliates, other fund holdings in the UBS family of a funds and any affiliation with the Distributor and its affiliates),
•	Website visits,
•	Consumer reporting agencies.

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing, or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’ behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

Semi-Annual Report | February 29, 2024	33

INVESTMENT ADVISERS

Popular Asset Management LLC

270 Muñoz Rivera Avenue, Suite 1110

San Juan, Puerto Rico 00918

UBS Asset Managers of Puerto Rico

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

ADMINISTRATOR

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

TRANSFER AGENT

Banco Popular de Puerto Rico

Popular Fiduciary Services

209 Muñoz Rivera Avenue

Popular Center, North Tower, 4th Floor

San Juan, Puerto Rico 00918

CUSTODIAN

JPMorgan Chase Bank, N.A.

1111 Polaris Parkway

Columbus, OH 43240

PUERTO RICO LEGAL COUNSEL

Sánchez/LRV LLC

270 Muñoz Rivera Avenue Suite 1110

San Juan, Puerto Rico 00918

U. S. LEGAL COUNSEL

Sidley Austin, LLP

787 Seventh Avenue

New York, New York 10019

INDEPENDENT ACCOUNTANTS

Ernst & Young, LLP

One Manhattan West

New York, New York 10001

DIRECTORS AND OFFICERS

Enrique Vila del Corral

Chairman of the Board

Clotilde Pérez

Director

Gabriel Pagán Pedrero

Director

Carlos J. Nido

Director

Jorge I. Vallejo

Director

Luis M. Pellot

Director

Leslie Highley, Jr.

Co-President

Angel Rivera Garcia

Co-President

William Rivera

Treasurer

Luis A. Avilés

Secretary

Lucas Foss

Chief Compliance Officer

Remember that:

•	Mutual Funds Shares are not bank deposits or FDIC insured.
•	Mutual Funds Shares are not obligations of or guaranteed by Banco Popular de Puerto Rico or UBS Financial Services Inc. or any of their affiliates.
•	Mutual Funds Shares are subject to investment risks, including possible loss of the principal amount invested.

(b)	Not applicable.

Item 2. Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Item applicable only to annual report on Form N-CSR.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six-months ended February 29, 2024, there were no purchases made by or on behalf of the Registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of shares or other units of any class of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The Fund’s principal executive officers and principal financial officer have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Exchange Act and the 1940 Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PUERTO RICO RESIDENTS TAX-FREE FUND, INC.

By:	/s/ Leslie Highley
Leslie Highley
Co-President

By:	/s/ Angel M. Rivera
Angel M. Rivera
Co-President

Date:	May 2, 2024

Pursuant to the requirements of the Exchange Act and the 1940 Act, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Leslie Highley
Leslie Highley
Co-President

By:	/s/ Angel M. Rivera
Angel M. Rivera
Co-President

By:	/s/ William Rivera
William Rivera
Treasurer

Date:	May 2, 2024